MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.




FUND LOGO




Semi-Annual Report

December 31, 1998



Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Developing Capital Markets Fund, Inc.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of December 31, 1998

PERU                                        0.1%
VENEZUELA                                   1.1%
BRAZIL                                     13.6%
ITALY                                       0.7%
HUNGARY                                     4.1%
POLAND                                      5.0%
RUSSIA                                      0.1%
GREECE                                      3.9%
TURKEY                                      1.8%
PAKISTAN                                    0.0%**
INDIA                                       5.5%
MALAYSIA                                    4.6%
THAILAND                                    2.8%
CHINA                                       0.7%
SOUTH KOREA                                 8.3%
MEXICO                                     14.5%
CHILI                                       0.7%
ARGENTINA                                   1.9%
PORTUGAL                                    0.7%
EGYPT                                       0.8%
SOUTH AFRICA                                8.2%
ISRAEL                                      3.3%
INDONESIA                                   2.6%
HONG KONG                                   1.1%
TAIWAN                                      7.0%

[FN]
 *Total may not equal 100%.
**Amount is less than 0.1%.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


DEAR SHAREHOLDER

During the three-month period ended December 31, 1998, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +12.42%, +11.98%, +12.02% and +12.19%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index was +17.99% during the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index, unless otherwise noted, and are for the three-month period ended December 31, 1998.) Detrimental to performance were the Fund's underweighted positions in South Korea and Russia, which rose 114.40% and 68.38%, respectively, and stock selection in Brazil. Beneficial to performance were the Fund's overweighted position in Indonesia, up 125.56% for the quarter, and stock selection in South Africa.

Investment Overview
Global equity markets showed strong gains during the quarter ended December 31, 1998. The unmanaged MSCI World Index, a proxy for the US and international markets combined, rose 21.11% for the quarter, while the US market was up almost 22% (as measured by the unmanaged MSCI USA Index). Emerging markets in Asia appreciated by 33.76% (as measured by the MSCI EMF Asia Index), while those in Europe were up over 26% (as measured by the MSCI Emerging Markets Europe Index).

For emerging markets, the sharpest rallies were in Asia, notably in Indonesia and South Korea. The rallies in many of these markets were coming off very low bases, since these markets, over a longer period, had been among the worst performers. In emerging Europe, Russia performed well during the December quarter, up 68.38%. Among the markets in emerging Europe where we have significant exposures, Hungary and Greece were up 38.63% and 28.23%, respectively. Most Latin American markets also performed well during the December quarter, with the unmanaged MSCI EMF Latin America Index up 7.08%. The South African market appreciated by 4.81% during the December quarter.

Extremely beneficial to global markets was the series of interest rate cuts initiated by the US Federal Reserve Board in mid-September and more recently instituted by central banks in the Group of Seven Industrialized nations. Also helping to restore investor confidence was the International Monetary Fund (IMF)-led $42 billion rescue package for Brazil, put together at the beginning of November.

In Latin America, one of the best-performing markets was the Venezuelan market, which was up 20.84%. Venezuelan stocks rallied strongly after the December elections in which the populist candidate Hugo Chavez was elected president. Mr. Chavez indicated that Venezuela would continue to honor its foreign debt obligations and that there would be no attempts to retroactively undo the strategic alliances in such key sectors as petroleum exploration or mining.

The Mexican market appreciated by 10.90%. In this market, one of our long standing holdings is Kimberly-Clark de Mexico, S.A. de C.V. We initially purchased Kimberly-Clark ten years ago. This is a consumer and industrial paper products company whose defensive qualities we like, especially in a volatile market. The company has a strong balance sheet, a solid profitability record and a high dividend yield. Weak local competition in the company's core product areas affords pricing power, and we expect that this year it will be able to put through the first real price increases in its products since the peso crisis.

During the December quarter, the Brazilian market appreciated a scant 0.55%, despite a very strong rally through November. Positive developments, such as the re-election of President Cardoso in October, the launching of an IMF-led $42 billion rescue package for Brazil in November, and a series of global interest rate cuts, were not enough to permanently remove investor concerns surrounding Brazil's fiscal and funding problems and its overvalued currency. The market appreciated by 27.6% from August through November. However, the exuberance that investors demonstrated in the Brazilian market during that period was quickly undone in December when a significant piece of legislation regarding social security reform stalled in the congress. While such developments as the IMF package indicate a short-term solution to Brazil's troubles, the fact remains that the country is very highly leveraged and is still in need of fiscal reform. For this reason, even minor setbacks take on large proportions.

Among Brazilian stocks, there are several of the Telebras S.A. spin-offs that we find attractive. One of our favorite stocks is Tele Norte Leste Participacoes S.A. Tele Norte Leste is one of the three wire line companies spun off from the Telebras break up last year. Not only is it the largest fixed-line company in Latin America, it is also the least expensive on a per line basis. Among other concerns, investors cite the fact that the company is not controlled by a foreign telecom company and that its concession area, the north and northeast of Brazil, is very poor. Our analysis reveals that the operating characteristics are not that different from those of other wire line companies in terms of revenues per line and cash flow per line. The region is poor, but it is very underpenetrated. Gross domestic product (GDP) per capita is half of the Sao Paolo concession area, but so are the number of lines per 100 inhabitants. However, we believe there is potential for growth, and the company has a very strong balance sheet. Once cash is netted out, the company has no debt. Furthermore, the company has American Depositary Receipts that are very liquid and that trade on the New York Stock Exchange.

For the most part, Asian markets rallied strongly during the December quarter. The strongest market was Indonesia, which appreciated by 125.56%. The fact that the currency in Indonesia has stabilized since the crisis last year has helped to buoy the market. More recently, the government announced that elections will be held in June. The South Korean market (+114.40%), another strong market, was helped by a combination of factors, including declining interest rates, a stabilizing currency, a growing current account surplus and ample liquidity. The South Korean market experienced record trading volume in December.

One of the Fund's largest holdings at the end of December was Samsung Electronics Co., Ltd. Samsung Electronics is the leading dynamic random access memory company in the world, accounting for 18% of the world's production. Consolidation in this industry has been ongoing since the middle of last year to eliminate the excess capacity that has been plaguing the industry since 1996. Demand remains healthy, largely from personal computer sales in the United States and Europe, which offset the losses from Japan and the rest of Asia. In addition, the company is reorganizing its operations, and intends to exit the automobile business, which has been a major cash drain for the group. Other businesses, including thin film transistors liquid crystal display, which are mostly used as screens for notebook personal computers and cellular handsets, are performing very well, with strong demand coming from the United States going into 1999.

The Malaysian market was up 63.57% for the December quarter. This is a market where the government, after sharply cutting interest rates, implemented capital controls limiting repatriation of proceeds from security sales. Furthermore, the government embarked on an expansionary fiscal policy, with a significant increase in government spending to boost domestic demand. While in the near term this policy might mean that the Malaysian economy bottoms out sooner than ordinarily would have occurred, we are concerned that the fiscal stimulus spending and the fiscal burden of dealing with Malaysia's banking problems will lead to large fiscal deficits in the long term.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


As discussed in our last report to shareholders, capital controls continue in Malaysia, although they were eased somewhat in February 1999. These modified controls limit the Fund's ability to repatriate proceeds of its Malaysian investments without penalty. As of December 31, 1998, approximately 4.6% of the Fund's net assets was invested in Malaysia.

In emerging Europe, where the Fund maintains some of its largest overweightings relative to the emerging market index, markets experienced double-digit increases during the December quarter. The strongest market was Hungary (+38.63%). A steady decline in inflation and interest rates have buoyed this market. Furthermore, the outlook for economic growth, while slowing for 1999 (to 3.2% GDP growth as compared to an estimated 4.5% for 1998), is expected to reaccelerate back to 4.5% in the year 2000. The Polish market was up 10.12% as the economy continued to show steady real growth of between 5%--6% despite high real interest rates. Poland, like Hungary, previously had been hit because of the Russian spillover effect, although the linkage between these two countries and Russia is actually small.

Although investor confidence in Greece was shaken by the Russian financial crisis, there recently has been renewed interest in its market, which rose 28.23%. This was spurred, in part, by a lowering of interest rates. National Bank of Greece S.A. (NBG) is one of the largest retail banks in the country. We bought shares of this company about a year ago when the Greek currency was devalued and the decision was made to join the European monetary system. Since then, interest rates have been declining in Greece, benefiting the performance of the banking sector. NBG has a market share of 40% in deposits and 25% in lending. Since new management took over in 1996, NBG has been undergoing a major restructuring program that includes strengthening its balance sheet, making significant provisions against loan losses and raising additional capital.

In the Middle East/Africa region, South Africa, which is the largest market, appreciated by 4.81%. The stabilization of the rand led the Reserve Bank of South Africa to cut interest rates. In the absence of negative news, the market moved higher. However, we believe that South Africa will remain somewhat vulnerable as long as commodity prices remain depressed.

In Israel (+4.62%), the weak shekel and concerns about rising inflation and poor corporate earnings results have continued to pressure the Israeli market. One of our Israeli holdings, Teva Pharmaceutical Industries Ltd., is not very sensitive to these domestic concerns. Teva is a fully integrated international pharmaceutical company. Although it is an Israeli company, it is the third-largest generic drug producer in the United States. Since June, it has received a number of US Food and Drug Administration approvals. This includes its proprietary product, Copaxone, which is used by patients with multiple sclerosis.

The Turkish market, despite ongoing political uncertainty, appreciated by 5.32%. The contagion effect from the Russian financial crisis has weighed heavily on Turkey, because Turkey and Russia are trading partners. Furthermore, during the quarter investors witnessed a political corruption scandal which ultimately brought down the government. An interim government has been appointed, but volatility in the market remains high.

In Conclusion
The past three months have seen rallies in most emerging market stock markets. Countering the potential for a continued rally is the realization that many of the countries in which we invest are confronting the dual challenges of a slowdown in global demand for the goods they export and scarce availability of external financing. For these reasons, we believe that many of these markets will continue to be marked by high volatility. We would remind our shareholders that investing in these markets requires a long-term view and a tolerance for risk.

We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



February 8, 1999





PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**


Year Ended 12/31/98                       -32.13%        -35.69%
Five Years Ended 12/31/98                 - 9.23         -10.20
Inception (9/01/89) through 12/31/98      + 2.95         + 2.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/98                       -32.85%        -35.52%
Inception (7/01/94) to 12/31/98           - 8.25         - 8.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/98                       -32.87%        -33.54%
Inception (10/21/94) to 12/31/98          -11.80         -11.80

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/98                       -32.33%        -35.89%
Inception (10/21/94) to 12/31/98          -11.10         -12.23

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Developing Capital Markets Fund Class A Shares       -32.13%            +12.42%             +31.17%
ML Developing Capital Markets Fund Class B Shares       -32.85             +11.98              -32.12
ML Developing Capital Markets Fund Class C Shares       -32.87             +12.02              -40.94
ML Developing Capital Markets Fund Class D Shares       -32.33             +12.19              -38.95

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are: Class A Shares, from 9/01/89 to 12/31/98; Class B Shares, from 7/01/94 to 12/31/98; and Class C & Class D Shares, from 10/21/94 to 12/31/98.



CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)
                               Shares Held/                                                                Value    Percent of
AFRICA       Industries         Face Amount            Investments                         Cost          (Note 1a)  Net Assets
South        Banking                 53,289   Nedcor Limited                           $    933,240     $    906,584    0.4%
Africa
             Beverages              225,356 ++South African Breweries Limited             4,715,424        3,803,218    1.8
                                        566   South African Breweries Limited
                                              (ADR)(a)(c)                                    15,982            9,535    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,731,406        3,812,753    1.8

             Diversified            323,065   Sasol Limited                               3,644,171        1,222,898    0.6
             Holdings

             Foreign                          Republic of South Africa:
             Government      ZAL 11,800,000     12% due 2/28/2005                         2,002,454        1,706,062    0.8
             Obligations     ZAL 11,400,000     13% due 8/31/2010                         1,954,260        1,643,633    0.8
                                                                                       ------------     ------------  ------
                                                                                          3,956,714        3,349,695    1.6

             Forest Products        361,180   Nampak Limited                                547,786          549,942    0.3

             Health Insurance       397,680 ++Sanlam Limited                                419,309          395,786    0.2

             Insurance            3,829,578   FirstRand Limited                           4,585,832        4,182,697    2.0
                                     50,550   Liberty Life Association of
                                              Africa Limited                              1,637,898          696,589    0.3
                                                                                       ------------     ------------  ------
                                                                                          6,223,730        4,879,286    2.3

             Mining                 885,959   Gencor Limited                              2,174,963        1,492,173    0.7

             Retail                 169,600   Pepkor Limited                                539,400          706,907    0.3

                                              Total Investments in Africa                23,170,719       17,316,024    8.2


EUROPE


Greece       Banking                 23,614   National Bank of Greece S.A.                3,495,484        5,315,048    2.5

             Beverages               60,045   Hellenic Bottling Co.                       1,585,622        1,854,552    0.9

             Cellular Telephones     10,430 ++Panfon Hellenic Telecom Co.                   188,001          279,475    0.1

             Telecommunications      66,557 ++Hellenic Telecommunication
                                              Organization S.A. (ADR)(a)                    733,100          868,569    0.4

                                              Total Investments in Greece                 6,002,207        8,317,644    3.9


Hungary      Banking                 23,614   OTP Bank Rt. (GDR)(b)                       1,090,209        1,164,170    0.5

             Health/Personal         32,793   Gedeon Richter Ltd. (GDR)(b)                2,692,998        1,401,901    0.7
             Care

             Oil & Related          150,102   Mol Magyar Olaj-es Gazipari Rt.
                                              (GDR)(b)                                    4,339,251        4,142,815    2.0

             Telecommunications     314,641   Magyar TavKozlesi Rt.--Matav                1,866,837        1,799,410    0.9

                                              Total Investments in Hungary                9,989,295        8,508,296    4.1


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
EUROPE                          Shares Held/                                                              Value     Percent of
(concluded)  Industries         Face Amount            Investments                         Cost        (Note 1a)   Net Assets
Italy        Beverages              831,820 ++Coca-Cola Beverages PLC                  $  2,194,947     $  1,466,404    0.7%

                                              Total Investments in Italy                  2,194,947        1,466,404    0.7


Poland       Automotive             106,753   Debica S.A.                                 2,285,893        1,583,782    0.8

             Banking                419,860   Wielkopolski Bank Kredytowy S.A.            3,723,333        2,647,334    1.3

             Computers              144,572 ++ComputerLand Poland S.A.                    3,186,165        1,773,637    0.8

             Electrical             407,114   Elektrim Spolka Akcyjna S.A.                3,906,836        4,413,789    2.1
             Components

                                              Total Investments in Poland                13,102,227       10,418,542    5.0


Portugal     Telecommunications      32,420   Portugal Telecom S.A.                       1,158,035        1,486,463    0.7

                                              Total Investments in Portugal               1,158,035        1,486,463    0.7


Russia       Energy Sources       2,025,000   Irkutskenergo                                 255,918           84,037    0.0

             Telecommunications     544,800 ++Bashinformsvyaz                             1,455,190          136,200    0.1
                                    169,200   Nizhnovsvyazinform                            879,840           50,760    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,335,030          186,960    0.1

             Utilities--Electric  2,066,208   Bashkirenergo                               1,187,599           41,324    0.0

                                              Total Investments in Russia                 3,778,547          312,321    0.1


Turkey       Banking             92,297,406   Yapi ve Kredi Bankasi A.S.                  1,164,704        1,068,935    0.5

             Building Products   22,712,637   Akcansa Cimento A.S.                          737,785          381,955    0.2

             Retail               2,346,037   Migros Turk T.A.S.                          2,143,672        2,344,846    1.1

                                              Total Investments in Turkey                 4,046,161        3,795,736    1.8


                                              Total Investments in Europe                40,271,419       34,305,406   16.3


LATIN
AMERICA


Argentina    Oil & Related          211,276   Perez Companc S.A. (Class B)                1,344,732          894,547    0.4
                                     82,222   YPF Sociedad Anonima (ADR)(a)               2,155,902        2,297,077    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,500,634        3,191,624    1.5

             Real Estate             32,406 ++IRSA Inversiones y Representa-
                                              ciones S.A. (GDR)(b)                          920,021          901,284    0.4

                                              Total Investments in Argentina              4,420,655        4,092,908    1.9


Brazil       Banking              1,107,165   Banco Itau S.A. (Preferred)                   605,215          540,742    0.3

             Beverages            4,091,154   Companhia Cervejaria Brahma (Preferred)     2,561,114        1,788,187    0.9

             Foreign                          Republic Of Brazil:
             Government       US$ 2,922,852     Floating Rate 'C' Brady Bonds, 6.79%
             Obligations                        due 4/15/2014++++                         1,786,426        1,739,097    0.8
                              US$ 4,535,000     Floating Rate 'L' Brady Bonds, 5.50%
                                                due 4/15/2024++++                         3,268,688        2,652,975    1.3
                              US$ 5,618,000     Global Bonds, 10.125% due 5/15/2027       4,487,340        3,735,970    1.8
                                                                                       ------------     ------------  ------
                                                                                          9,542,454        8,128,042    3.9

             Mining                 152,354   Companhia Vale do Rio Doce (Preferred)      3,262,100        1,954,873    0.9

             Oil & Related       21,164,202   Petroleo Brasileiro S.A.--Petrobras
                                              (Preferred)                                 5,066,803        2,400,245    1.1

             Telecommunications  45,334,526  ++Embratel Participacoes S.A.                  715,005          394,050    0.2
                                 66,120,526  ++Tele Celular Sul Participacoes S.A.          130,355           61,304    0.0
                                 66,120,526  ++Tele Centro Oeste Celular
                                               Participacoes S.A.                            56,052           51,999    0.0
                                 66,120,526  ++Tele Centro Sul Participacoes S.A.           783,431          437,884    0.2
                                 66,120,526  ++Tele Leste Celular Participacoes S.A.         40,410           26,273    0.0
                                 66,120,526  ++Tele Nordeste Celular Participacoes S.A.      58,660           33,389    0.0
                                 66,120,526  ++Tele Norte Celular Participacoes S.A.         32,589           21,347    0.0
                                 45,320,526  ++Tele Norte Leste Participacoes S.A.          625,436          371,418    0.2
                                    130,636  ++Tele Norte Leste Participacoes S.A.
                                               (ADR)(a)                                   2,181,168        1,624,785    0.8
                                 66,120,526  ++Tele Sudeste Celular Participacoes S.A.      260,709          186,101    0.1
                                 66,120,526  ++Telecomunicacoes Brasileiras S.A.--
                                               Telebras                                      13,035            5,474    0.0
                                     44,184  ++Telecomunicacoes Brasileiras S.A.--
                                               Telebras (ADR)(a)                          3,492,303        3,211,625    1.5
                                 66,120,526  ++Telemig Celular Participacoes S.A.           130,355           46,525    0.0
                                  4,000,000    Telerj Celular S.A. 'B' (Preferred)          331,299           94,371    0.1
                                 66,120,526  ++Telesp Celular Participacoes S.A.            521,419          284,625    0.1
                                 68,460,526  ++Telesp Participacoes S.A.                  1,598,920          878,426    0.4
                                                                                       ------------     ------------  ------
                                                                                         10,971,146        7,729,596    3.6

             Utilities--        128,838,000 ++Centrais Eletricas Basileiras
             Electric                         S.A.--Eletrobras                            3,969,906        2,218,403    1.1
                                195,124,533   Companhia Energetica de Minas Gerais        7,261,906        3,715,119    1.8
                                              S.A. (CEMIG) (Preferred)
                                                                                       ------------     ------------  ------
                                                                                         11,231,812        5,933,522    2.9

                                              Total Investments in Brazil                43,240,644       28,475,207   13.6


Chile        Banking                 16,895   Banco Santander Chile (ADR)(a)                220,649          247,089    0.1

             Utilities--             57,967   Empresa Nacional de Electricidad S.A.
             Electric & Gas                   (Endesa)(ADR)(a)                              582,057          659,375    0.3
                                     25,655   Enersis S.A. (ADR)(a)                         606,716          662,220    0.3
                                                                                       ------------     ------------  ------
                                                                                          1,188,773        1,321,595    0.6

                                              Total Investments in Chile                  1,409,422        1,568,684    0.7


Mexico       Beverages              147,820   Panamerican Beverages, Inc. (US
                                              Registered Shares)(Class A)                 4,680,474        3,224,324    1.6

             Broadcast--Media       129,533 ++Grupo Televisa, S.A. de C.V. (GDR)(b)       4,080,801        3,197,846    1.5

             Building Products        7,914   Cemex, S.A. de C.V. (ADR)(a)                   60,963           34,570    0.0
                                     60,800   Cemex, S.A. de C.V. 'B'                       162,661          152,231    0.1
                                    162,355   Cemex, S.A. de C.V. 'B' (ADR)(a)            1,603,563          802,764    0.4
                                                                                       ------------     ------------  ------
                                                                                          1,827,187          989,565    0.5

             Foreign                          United Mexican States:
             Government       US$ 6,806,000     Floating Rate Par Brady Bonds,
             Obligations                        Series W-A, 6.25% due 12/31/2019++++      5,225,741        5,274,650    2.5
                              US$ 5,536,000     Global Bonds, 11.50% due 5/15/2026        5,753,448        5,868,160    2.8
                                                                                       ------------     ------------  ------
                                                                                         10,979,189       11,142,810    5.3

             Health/              1,047,193   Kimberly-Clark de Mexico, S.A. de
             Personal Care                    C.V. 'A'                                    3,568,412        3,331,737    1.6

             Multi-Industry         496,000   Grupo Carso, S.A. de C.V. (Series 'A1')     1,490,672        1,688,457    0.8


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
LATIN AMERICA                   Shares Held/                                                              Value     Percent of
(concluded)  Industries         Face Amount            Investments                         Cost        (Note 1a)   Net Assets
Mexico       Telecommunications     135,064   Telefonos de Mexico S.A. (ADR)(a)        $  6,539,506     $  6,575,928    3.1%
(concluded)
             Television              31,800   TV Azteca, S.A. de C.V. (ADR)(a)              438,272          212,662    0.1

                                              Total Investments in Mexico                33,604,513       30,363,329   14.5


Peru         Financial Services      24,000   Credicorp Ltd. S.A.                           217,176          216,000    0.1

                                              Total Investments in Peru                     217,176          216,000    0.1


Venezuela    Foreign          US$ 1,990,000   Republic of Venezuela, Global Bonds,
             Government                       9.25% due 9/15/2027                         1,153,522        1,213,900    0.6
             Obligations

             Telecommunications      59,946   Compania Anonima Nacional Telefonos de
                                              Venezuela (CANTV) (ADR)(a)                    968,807        1,067,788    0.5

                                              Total Investments in Venezuela              2,122,329        2,281,688    1.1


                                              Total Investments in Latin America         85,014,739       66,997,816   31.9


MIDDLE EAST


Egypt        Banking                221,225   Commercial International Bank (c)           2,020,811        1,697,902    0.8

                                              Total Investments in Egypt                  2,020,811        1,697,902    0.8


Israel       Banking              1,266,121   Bank Hapoalim Ltd.                          2,634,330        2,296,659    1.1
                                  1,895,035   Bank Leumi Le-Israel                        3,479,700        2,684,237    1.3
                                                                                       ------------     ------------  ------
                                                                                          6,114,030        4,980,896    2.4

             Drugs                   46,841   Teva Pharmaceutical Industries
                                              Ltd. (ADR)(a)                               1,732,380        1,905,843    0.9

                                              Total Investments in Israel                 7,846,410        6,886,739    3.3


                                              Total Investments in the Middle East        9,867,221        8,584,641    4.1


PACIFIC BASIN/ASIA


China        Automobile           3,435,774   Qingling Motor Company, Ltd. (Class H)      1,621,059          603,164    0.3

             Telecommunications     641,500   Eastern Communication Co., Ltd.
                                              (Class B)                                     582,047          275,845    0.1

             Utilities--Electric  2,202,000   Beijing Datang Power Generation
                                              Company Limited (Class H)                   1,015,876          660,864    0.3

                                              Total Investments in China                  3,218,982        1,539,873    0.7


Hong Kong    Building Products   12,537,589 ++Anhui Conch Cement Co. Ltd. (Class H)       3,572,210        1,408,009    0.7

             Transportation       9,720,000   Sichuan Expressway Co. (Class H)              972,603          853,193    0.4

                                              Total Investments in Hong Kong              4,544,813        2,261,202    1.1


India        Banking                  2,850   State Bank of India                            21,140           10,572    0.0

             Building Products          800   Associated Cement Companies, Ltd. (The)        30,882           19,477    0.0
                                     86,082   Gujarat Ambuja Cements Ltd. (GDR)(b)          697,264          574,597    0.3
                                                                                       ------------     ------------  ------
                                                                                            728,146          594,074    0.3

             Computer Software      131,900   Pentafour Software & Exports Ltd.           2,423,178        2,196,779    1.1

             Energy Sources             600   BSES Ltd.                                       3,300            2,000    0.0
                                    216,711   BSES Ltd. (GDR)(b)                          2,854,261        2,790,154    1.3
                                      1,243   Bombay Electrical Supply                        6,960            4,143    0.0
                                                                                       ------------     ------------  ------
                                                                                          2,864,521        2,796,297    1.3

             Financial Services          67   Housing Development Finance
                                              Corporation Ltd.                                5,711            3,441    0.0
                                         39 ++Housing Development Finance
                                              Corporation Ltd. (HDFC)                         3,324            2,003    0.0
                                  1,127,078   ICICI Ltd.                                  2,774,972        1,250,094    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,784,007        1,255,538    0.6

             Healthcare/Personal     71,100   Hindustan Lever Limited                     2,854,705        2,788,186    1.3
             Care

             Leisure & Tourism       51,397 ++EIH Limited                                   575,881          284,610    0.1

             Oil Services               400   Hindustan Petroleum Corporation
                                              Limited                                         5,058            2,217    0.0

             Telecommunications     281,100   Mahanagar Telephone Nigam Ltd.              2,104,541        1,213,992    0.6
                                     34,660   Videsh Sanchar Nigam Ltd. (GDR)(b)            411,380          428,917    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,515,921        1,642,909    0.8

             Textiles                 1,264   Reliance Industries Ltd                         4,169            3,624    0.0

                                              Total Investments in India                 14,776,726       11,574,806    5.5


Indonesia    Building Products    1,536,500   P.T. Semen Gresik (Persero)                 1,165,510        1,634,994    0.8

             Telecommunications     315,265   P.T. Indosat (Persero) (ADR)(a)             8,150,650        3,842,292    1.8

                                              Total Investments in Indonesia              9,316,160        5,477,286    2.6


Malaysia+++  Banking                473,000   Malayan Banking BHD                           993,395          876,934    0.4

             Foods                  533,000   Nestle (Malaysia) BHD                       4,105,653        1,950,679    0.9

             Natural Gas            713,000   Petronas Gas BHD                            2,966,536        1,476,397    0.7

             Oil & Related          606,500   Petronas Dagangan BHD                       1,455,819          549,078    0.3

             Telecommunications     559,000   Telekom Malaysia BHD                        1,939,436        1,345,944    0.7

             Tobacco                627,400   Rothmans of Pall Mall (Malaysia) BHD        4,240,742        3,383,823    1.6

                                              Total Investments in Malaysia              15,701,581        9,582,855    4.6


Pakistan     Electrical Components      100   Karachi Electric Supply                            66               18    0.0

                                              Total Investments in Pakistan                      66               18    0.0


South        Electronic              72,426   Samsung Display Devices Co., Ltd.           2,968,751        3,579,052    1.7
Korea        Components

             Electronics             85,058   Samsung Electronics Co., Ltd.               3,506,971        5,720,151    2.7

             Steel                   38,415   Pohang Iron & Steel Company, Ltd.           1,866,856        2,353,879    1.1
                                     85,860   Pohang Iron & Steel Company, Ltd.
                                              (ADR)(a)                                    1,309,365        1,448,887    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,176,221        3,802,766    1.8

             Utilities--            177,970   Korea Electric Power Corporation            4,249,573        4,419,588    2.1
             Electric

                                              Total Investments in South Korea           13,901,516       17,521,557    8.3


Taiwan       Banking              3,493,545   Bank Sinopac                                3,353,948        1,270,577    0.6
                                  2,865,240 ++E. Sun Commercial Bank                      2,045,284        1,238,012    0.6
                                                                                       ------------     ------------  ------
                                                                                          5,399,232        2,508,589    1.2


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
PACIFIC BASIN/
ASIA                               Shares                                                                 Value     Percent of
(concluded)  Industries             Held               Investments                         Cost         (Note 1a)   Net Assets
Taiwan       Building Products      689,000   Asia Cement Corporation                  $    598,150     $    648,949    0.3%
(concluded)
             Cement               1,115,000   Taiwan Cement Corporation                   1,010,517          963,537    0.4

             Chemicals            1,460,880 ++Formosa Plastic Corporation                 2,711,079        2,125,247    1.0

             Electronic             550,636 ++Mosel Vitelic, Inc.                           610,323          522,052    0.3
             Components

             Health Insurance       711,000   Cathay Life Insurance Co., Ltd.             2,432,441        2,298,539    1.1

             Semiconductors       1,138,000 ++Taiwan Semiconductor Manufacturing
                                              Company                                     2,419,758        2,511,595    1.2

             Steel                2,444,000   China Steel Corporation                     1,613,940        1,473,845    0.7

             Transportation         759,750 ++Yang Ming Marine Transport Corp.              889,728          521,930    0.3
             --Marine

             Venture Capital        612,000 ++China Development Industrial Bank Inc.      1,216,809        1,122,412    0.5

                                              Total Investments in Taiwan                18,901,977       14,696,695    7.0


Thailand     Banking                576,200 ++Bangkok Bank Public Company
                                              Limited 'Foreign'                           1,394,909        1,192,138    0.6
                                    994,900 ++Thai Farmers Bank Public Company
                                              Limited 'Foreign'                           3,688,723        1,756,513    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,083,632        2,948,651    1.4

             Television             527,500   BEC World Public Company Limited
                                              'Foreign'                                   5,011,680        2,910,345    1.4

                                              Total Investments in Thailand              10,095,312        5,858,996    2.8


                                              Total Investments in the Pacific
                                              Basin/Asia                                 90,457,133       68,513,288   32.6


SHORT-TERM                         Face
SECURITIES                         Amount
             Commercial US$       1,851,000   General Motors Acceptance Corp.,
             Paper*                           5.13% due 1/04/1999                         1,850,209        1,850,209    0.9
                                  6,000,000   Lexington Parker Capital Company,
                                              LLC, 5.45% due 1/05/1999                    5,996,367        5,996,367    2.9

             Foreign    Trl 285,900,000,000   Turkish Treasury Bill, 115.05% due
             Government                       7/21/1999                                   5,824,806        5,677,902    2.7
             Obligations*

                                              Total Investments in Short-Term
                                              Securities                                 13,671,382       13,524,478    6.5

             Total Investments                                                         $262,452,613      209,241,653   99.6
                                                                                       ============
             Other Assets Less Liabilities                                                                   845,082    0.4
                                                                                                        ------------  ------
             Net Assets                                                                                 $210,086,735  100.0%
                                                                                                        ============  ======

            *Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
           ++Non-income producing security.
         ++++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
          +++On October 21, 1998, the Fund's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999. The discount will be amortized on a daily basis from 12% to zero through September 1, 1999.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers"
             under Rule 144A of the Securities Act of 1933.


              See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1998
Assets:             Investments, at value (identified cost--$262,452,613) (Note 1a)                        $ 209,241,653
                    Foreign cash (Note 1c)                                                                     2,514,442
                    Receivables:
                      Securities sold                                                     $   1,459,946
                      Interest                                                                  585,599
                      Dividends                                                                 544,783
                      Capital shares sold                                                       126,860        2,717,188
                                                                                          -------------
                    Prepaid expenses and other assets (Note 1f)                                                   34,459
                                                                                                           -------------
                    Total assets                                                                             214,507,742
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 2,524,828
                      Securities purchased                                                      617,974
                      Investment adviser (Note 2)                                               183,406
                      Distributor (Note 2)                                                      102,042        3,428,250
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       992,757
                                                                                                           -------------
                    Total liabilities                                                                          4,421,007
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 210,086,735
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                      $     926,584
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,108,079
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            217,668
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            209,291
                    Paid-in capital in excess of par                                                         512,036,936
                    Accumulated distributions in excess of investment income--net
                    (Note 1g)                                                                                 (6,197,214)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (215,059,177)
                    Accumulated distributions in excess of realized capital losses on
                    investments and foreign currency transactions--net (Note 1g)                             (29,846,658)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (53,308,774)
                                                                                                           -------------
                    Net assets                                                                             $ 210,086,735
                                                                                                           =============
Net Asset           Class A--Based on net assets of $80,011,964 and 9,265,836
Value:              shares outstanding                                                                     $        8.64
                                                                                                           =============
                    Class B--Based on net assets of $93,732,590 and 11,080,795
                    shares outstanding                                                                     $        8.46
                                                                                                           =============
                    Class C--Based on net assets of $18,343,517 and 2,176,679
                    shares outstanding                                                                     $        8.43
                                                                                                           =============
                    Class D--Based on net assets of $17,998,664 and 2,092,914
                    shares outstanding                                                                     $        8.60
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1998
Investment Income   Dividends (net of $403,129 foreign withholding tax)                                    $   3,031,598
(Notes 1d & 1e):    Interest and discount earned                                                               2,574,141
                    Other                                                                                         43,882
                                                                                                           -------------
                    Total income                                                                               5,649,621
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                     $   1,535,723
                    Account maintenance and distribution fees--Class B (Note 2)                 593,319
                    Custodian fees                                                              429,602
                    Transfer agent fees--Class A (Note 2)                                       401,758
                    Transfer agent fees--Class B (Note 2)                                       388,239
                    Account maintenance and distribution fees--Class C (Note 2)                 117,174
                    Printing and shareholder reports                                            102,449
                    Accounting services (Note 2)                                                 98,052
                    Transfer agent fees--Class C (Note 2)                                        77,356
                    Transfer agent fees--Class D (Note 2)                                        66,508
                    Registration fees (Note 1f)                                                  61,549
                    Professional fees                                                            55,929
                    Dividend fees                                                                37,992
                    Account maintenance fees--Class D (Note 2)                                   28,452
                    Directors' fees and expenses                                                 22,726
                    Pricing fees                                                                  6,869
                    Other                                                                        32,794
                                                                                          -------------
                    Total expenses                                                                             4,056,491
                                                                                                           -------------
                    Investment income--net                                                                     1,593,130
                                                                                                           -------------

Realized &          Realized loss from:
Unrealized Gains      Investments--net                                                     (107,490,239)
(Loss) on             Foreign currency transactions--net                                       (694,885)    (108,185,124)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       25,959,674
(Notes 1b, 1c,        Foreign currency transactions--net                                         46,108       26,005,782
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (82,179,342)
                                                                                                           -------------
                    Net Decrease in Net Assets Resulting from Operations                                   $ (80,586,212)
                                                                                                           =============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                          December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                        1998             1998
Operations:         Investment income--net                                                $   1,593,130    $     282,261
                    Realized loss on investments and foreign currency
                    transactions--net                                                      (108,185,124)    (116,151,091)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       26,005,782     (227,927,015)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from operations                    (80,586,212)    (343,795,845)
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --       (3,476,156)
Shareholders          Class B                                                                        --       (1,510,618)
(Note 1g):            Class C                                                                        --         (306,010)
                      Class D                                                                        --         (421,011)
                    In excess of investment income--net:
                      Class A                                                                        --       (2,738,268)
                      Class B                                                                        --       (1,189,956)
                      Class C                                                                        --         (241,052)
                      Class D                                                                        --         (331,643)
                    In excess of realized gain on investments--net:
                      Class A                                                                  (567,181)     (14,124,131)
                      Class B                                                                  (682,842)     (10,342,043)
                      Class C                                                                  (135,257)      (1,974,039)
                      Class D                                                                  (129,719)      (1,891,446)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,514,999)     (38,546,373)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (156,188,289)    (184,994,706)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total decrease in net assets                                           (238,289,500)    (567,336,924)
                    Beginning of period                                                     448,376,235    1,015,713,159
                                                                                          -------------    -------------
                    End of period                                                         $ 210,086,735    $ 448,376,235
                                                                                          =============    =============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998

CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                              Class A
                    The following per share data and ratios            For the
                    have been derived from information provided       Six Months
                    in the financial statements.                        Ended
                                                                       Dec. 31,       For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1998++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of period              $  10.44   $  17.23  $  15.05  $  13.35   $  14.61
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .07        .08       .36       .23        .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.81)     (6.18)     2.21      1.71       (.40)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.74)     (6.10)     2.57      1.94       (.16)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.12)     (.28)     (.24)      (.04)
                      In excess of investment income--net                   --       (.09)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on investments--net      (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.69)     (.39)     (.24)     (1.10)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.64   $  10.44  $  17.23  $  15.05   $  13.35
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (16.65%)+++ (36.00%)   17.66%    14.82%     (1.67%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.11%*     1.63%     1.53%     1.54%      1.62%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.58%*      .53%     2.32%     1.66%      1.56%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 80,012   $219,422  $471,790  $342,884   $350,081
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.11%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
                    The following per share data and ratios            For the                                   For the
                    have been derived from information provided       Six Months                                  Period
                    in the financial statements.                        Ended                                July1, 1994++++
                                                                       Dec. 31,  For the Year Ended June 30,   to June 30,
                    Increase (Decrease) in Net Asset Value:             1998++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of period              $  10.28   $  17.04  $  14.90  $  13.24   $  14.54
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .02       (.07)      .19       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.78)     (6.08)     2.20      1.69       (.32)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.76)     (6.15)     2.39      1.78       (.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.14)     (.12)        --
                      In excess of investment income--net                   --       (.06)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.61)     (.25)     (.12)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.46   $  10.28  $  17.04  $  14.90  $   13.24
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (17.11%)+++ (36.68%)   16.39%    13.63%     (2.22%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             3.22%*     2.67%     2.57%     2.56%      2.79%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .46%*     (.53%)    1.22%      .65%      1.01%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 93,733   $164,929  $398,468  $302,183   $162,774
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.11%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class C
                    The following per share data and ratios            For the                                    For the
                    have been derived from information provided       Six Months                                   Period
                    in the financial statements.                        Ended                                Oct. 21, 1994++++
                                                                       Dec. 31,  For the Year Ended June 30,    to June 30,
                    Increase (Decrease) in Net Asset Value:             1998++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period              $  10.24   $  16.99  $  14.87  $  13.22   $  16.71
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .02       (.07)      .18       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.77)     (6.08)     2.20      1.70      (2.50)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.75)     (6.15)     2.38      1.79      (2.42)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.15)     (.14)      (.01)
                      In excess of investment income--net                   --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.60)     (.26)     (.14)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.43   $  10.24  $  16.99  $  14.87   $  13.22
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (17.08%)+++ (36.69%)   16.37%    13.68%    (14.97%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             3.22%*     2.68%     2.58%     2.56%      2.96%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .44%*     (.51%)    1.19%     0.67%      1.32%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 18,343   $ 32,339  $ 71,769  $ 46,983   $ 18,573
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.11%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                              Class D
                    The following per share data and ratios            For the                                    For the
                    have been derived from information provided       Six Months                                   Period
                    in the financial statements.                        Ended                                Oct. 21, 1994++++
                                                                       Dec. 31,  For the Year Ended June 30,    to June 30,
                    Increase (Decrease) in Net Asset Value:             1998++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period              $  10.41   $  17.19  $  15.02  $  13.33   $  16.77
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .06        .04       .32       .21        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (1.81)     (6.15)     2.20      1.69      (2.48)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (1.75)     (6.11)     2.52      1.90      (2.35)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.11)     (.24)     (.21)      (.03)
                      In excess of investment income--net                   --       (.08)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.67)     (.35)     (.21)     (1.09)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.60   $  10.41  $  17.19  $  15.02   $  13.33
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                (16.80%)+++ (36.13%)   17.30%    14.55%    (14.49%)+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.40%*     1.88%     1.78%     1.76%      2.19%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.28%*      .28%     2.06%     1.48%      2.10%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 17,999   $ 31,686  $ 73,686  $ 57,821   $ 21,899
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.11%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account        Distribution
                             Maintenance Fee        Fee

Class B                           0.25%            0.75%
Class C                           0.25%            0.75%
Class D                           0.25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $  547        $ 8,614
Class D                                $1,579        $20,770


For the six months ended December 31, 1998, MLPF&S received contingent deferred sales charges of $293,989 and $5,275 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $196,604 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $103,904,482 and $229,314,881, respectively.

Net realized gains (losses) for the six months ended December 31, 1998 and net unrealized losses as of December 31, 1998 were as follows:


                                   Realized
                                    Gains        Unrealized
                                   (Losses)        Losses

Long-term investments           $(107,490,961)  $(53,210,960)
Short-term investments                    722             --
Foreign currency transactions        (694,885)       (97,814)
                                -------------   ------------
Total                           $(108,185,124)  $(53,308,774)
                                =============   ============


As of December 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $53,210,960, of which $8,876,404 related to appreciated securities and $62,087,364 related to depreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $262,452,613.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $156,188,289 and $184,994,706 for the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
December 31, 1998                     Shares        Amount

Shares sold                         1,169,854   $ 11,243,661
Shares issued to shareholders
in reinvestment of distributions       59,063        489,044
                                -------------   ------------
Total issued                        1,228,917     11,732,705
Shares redeemed                   (12,989,333)  (107,480,699)
                                -------------   ------------
Net decrease                      (11,760,416)  $(95,747,994)
                                =============   ============

Class A Shares for the
Year Ended                                          Dollar
June 30, 1998                         Shares        Amount

Shares sold                        11,519,583   $161,951,614
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,430,204     17,663,020
                                -------------   ------------
Total issued                       12,949,787    179,614,634
Shares redeemed                   (19,311,328)  (246,084,606)
                                -------------   ------------
Net decrease                       (6,361,541)  $(66,469,972)
                                =============   ============


Class B Shares for the
Six Months Ended                                    Dollar
December 31, 1998                     Shares        Amount

Shares sold                           739,314   $  6,390,095
Shares issued to shareholders
in reinvestment of distributions       73,183        594,246
                                -------------   ------------
Total issued                          812,497      6,984,341
Automatic conversion of shares      (101,859)      (906,265)
Shares redeemed                    (5,674,370)   (49,616,434)
                                -------------   ------------
Net decrease                       (4,963,732)  $(43,538,358)
                                =============   ============



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1998


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         4,893,597   $ 71,910,397
Shares issued to shareholders
in reinvestment of dividends
and distributions                     933,535     11,426,467
                                -------------   ------------
Total issued                        5,827,132     83,336,864
Automatic conversion of shares       (217,370)    (2,811,462)
Shares redeemed                   (12,949,733)  (170,607,474)
                                -------------   ------------
Net decrease                       (7,339,971)  $(90,082,072)
                                =============   ============

Class C Shares for the
Six Months Ended                                    Dollar
December 31, 1998                     Shares        Amount

Shares sold                           164,896   $  1,476,907
Shares issued to shareholders
in reinvestment of distributions       14,361        116,178
                                -------------   ------------
Total issued                          179,257      1,593,085
Shares redeemed                    (1,160,260)    (9,977,430)
                                -------------   ------------
Net decrease                         (981,003)  $ (8,384,345)
                                =============   ============


Class C Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         1,356,907   $ 19,858,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                     181,874      2,217,051
                                -------------   ------------
Total issued                        1,538,781     22,075,959
Shares redeemed                    (2,604,945)   (34,584,547)
                                -------------   ------------
Net decrease                       (1,066,164)  $(12,508,588)
                                =============   ============


Class D Shares for the
Six Months Ended                                    Dollar
December 31, 1998                     Shares        Amount

Shares sold                           433,865   $  3,461,003
Automatic conversion of shares        100,449        906,265
Shares issued to shareholders
in reinvestment of distributions       13,641        112,542
                                -------------   ------------
Total issued                          547,955      4,479,810
Shares redeemed                    (1,499,888)   (12,997,402)
                                -------------   ------------
Net decrease                         (951,933)  $ (8,517,592)
                                =============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         2,736,989   $ 41,244,505
Automatic conversion of shares        215,130      2,811,462
Shares issued to shareholders
in reinvestment of dividends
and distributions                     181,728      2,240,703
                                -------------   ------------
Total issued                        3,133,847     46,296,670
Shares redeemed                    (4,374,540)   (62,230,744)
                                -------------   ------------
Net decrease                       (1,240,693)  $(15,934,074)
                                =============   ============



EQUITY PORTFOLIO CHANGES


For the Quarter Ended December 31, 1998

Additions

Asia Cement Corporation
Banco Santander Chile (ADR)
Bombay Electrical Supply
Cathay Life Insurance Co., Ltd.
Cemex, S.A. de C.V. 'B'
China Development Industrial Bank Inc.
Credicorp Ltd. S.A.
Empresa Nacional de Electricidad S.A.
  (Endesa) (ADR)
Enersis S.A. (ADR)
Korea Electric Power Corporation
Nampak Limited
Panfon Hellenic Telecom Co.
Pepkor Limited
Pohang Iron & Steel Company, Ltd. (ADR)
Sanlam Limited
Taiwan Cement Corporation
Taiwan Semiconductor Manufacturing
  Company
Tele Norte Leste Participacoes S.A. (ADR)
Videsh Sanchar Nigam Ltd. (GDR)


Deletions

Banco Bradesco S.A. (Preferred)
Grupo Financiero Banorte, S.A. de C.V.
  (Class B)
Magnum Corporation BHD
NFI Piast S.A. Fund
NFI Progress S.A. Fund
Pick'n Pay Stores Ltd.
Siam City Cement Public Company Limited
  'Foreign'
Smartone Telecommunications
Sudamtex de Venezuela S.A.C.A. (ADR)



PORTFOLIO INFORMATION

Ten Largest Equity Holdings               Percent of
As of December 31, 1998                   Net Assets

Telefonos de Mexico S.A. (ADR)                3.1%
Samsung Electronics Co., Ltd.                 2.7
National Bank of Greece S.A.                  2.5
Korea Electric Power Corporation              2.1
Elektrim Spolka Akcynja S.A.                  2.1
FirstRand Limited                             2.0
Mol Magyar Olaj-es Gazipari Rt. (GDR)         2.0
P.T. Indosat (ADR)                            1.8
South African Breweries Limited               1.8
Companhia Energetica de Minas Gerais S.A.
  (CEMIG)(Preferred)                          1.8